UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2019 (December 9, 2019)
____________________________________
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive
Lisle	Illinois	60532
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (331) 332-5000
___________________________________

(Former name or former address, if changed since last report.)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-PD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 9, 2019, the Compensation Committee of the Board of Directors (the “Board”) of Navistar International Corporation (the “Corporation”) approved an amendment to the Corporation’s Amended and Restated 2013 Performance Incentive Plan as of February 11, 2015 (the “2015 PIP”). This amendment (i) adds an express prohibition on the cash buyout of underwater Stock Options and Share Appreciation Rights without prior stockholder approval subject only to limited exceptions involving changes to the Corporation’s capitalization or a Change in Control event, (ii) deletes a provision for the immediate vesting of an award of Restricted Stock or Stock Units made as part of a Non-Employee Director’s first quarterly retainer and (iii) provides that an award of Restricted Stock or Stock Units to a Non-Employee Director under the Non-Employee Director compensation program will vest upon the one year anniversary of the award. Capitalized terms used but not defined above shall have the meaning ascribed to them in the 2015 PIP, as amended.
On December 9, 2019, the Board approved an amendment to the Corporation’s Non-Employee Directors’ Deferred Fee Plan as of February 11, 2015 (the “2015 Deferred Fee Plan”). The amendment provides that the type of compensation a non-employee director may defer and allocate to Navistar share units includes equity awards issued in the form of restricted stock or share-settled restricted stock units.
The Amended and Restated 2013 Performance Incentive Plan as of December 9, 2019 (marked to show all changes from the 2015 PIP) and the Non-Employee Directors’ Deferred Fee Plan as of December 9, 2019 (marked to show all changes from the 2015 Deferred Fee Plan) are attached hereto as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions of the amendments to the 2015 PIP and the 2015 Deferred Fee Plan do not purport to be complete and are subject to, and qualified in their entirety by, reference to Exhibits 10.1 and 10.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	2013 Performance Incentive Plan as of December 9, 2019 (marked to indicate all changes from the version effective as of February 11, 2015)
10.2	Non-Employee Directors’ Deferred Fee Plan as of December 9, 2019 (marked to indicate all changes from the version effective as of February 11, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: December 11, 2019